UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 5, 2006

TEEKA TAN PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-109548	13-4204191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5499 North Federal Highway, Suite D, Boca Raton, Florida 33487

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code   (561) 989-3600

_________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A Amendment No. 1 is being filed to correct the press release that was filed with the original Form 8-K on January 5, 2006. The corrected press release is included herein as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.

On January 5, 2006 the Company issued a press release announcing that it had signed a three-year Distribution Agreement with Safe Sea USA for the non-exclusive right in South Florida to distribute Safe Sea’s jellyfish sting inhibitor with SPF sun block.

Item 9.01	Financial Statements And Exhibits.

(d)	Exhibits.

99.1	Press Release dated January 5, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEEKA TAN PRODUCTS, INC.

By:	/s/ Brian S. John
Brian S. John
President

DATED:  January 6, 2006